Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. __)

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[  ]  Preliminary Proxy Statement                       [  ]        Confidential, for Use of the Commission

[x]  Definitive Proxy Statement                                     Only (as permitted by Rule 14a-6(e)(2))

[  ]  Definitive Additional Materials

[  ]  Soliciting Material under Section 240.14a-12

FRANKLIN REAL ESTATE SECURITIES TRUST

_________________________________________________________________

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Franklin real estate securities fund

(a series of Franklin Real Estate Securities Trust)

IMPORTANT SHAREHOLDER INFORMATION

            These materials are for a Special Meeting of Shareholders (the “Meeting”) of the Franklin Real Estate Securities Fund (the “Fund”), a series of Franklin Real Estate Securities Trust (the “Trust”), scheduled for November 12, 2020, at 11:00 a.m., Pacific time, that will be held over the Internet in a virtual meeting format. The enclosed materials discuss several proposals (the “Proposals” or, each, a “Proposal”) to be voted on at the Meeting, and contain the Notice of Special Meeting of Shareholders, proxy statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund in which you are invested. If you specify a vote on all Proposals on which you are entitled to vote, your proxy will be voted as you indicate. If you specify a vote on one or more Proposals on which you are entitled to vote, but not all, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR such Proposal(s) in accordance with the Trustees’ recommendations beginning on page 1 of the proxy statement. If you simply sign, date and return the proxy card(s), but do not specify a vote on any Proposal, your proxy will be voted FOR the Proposals in accordance in accordance with the Trustees’ recommendations beginning on page 1 of the proxy statement.

            We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card(s) or voting instruction form(s) and return it (them) prior to the Meeting on November 12, 2020, so that your vote will be counted. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional solicitations, including other mailings. PLEASE COMPLETE, SIGN AND RETURN each proxy card or voting instruction form you receive.

            We welcome your comments. If you have any questions or would like to quickly vote your shares, call AST Fund Solutions, LLC, our proxy solicitor, toll free at (800) 628-8538. Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday.

TELEPHONE AND INTERNET VOTING

For your convenience, you may vote by telephone or through the Internet, 24 hours a day.

Separate instructions are listed on the enclosed voting instruction form(s) or proxy card(s).

Franklin real estate securities FUND

(a series of Franklin Real Estate Securities Trust)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees of Franklin Real Estate Securities Trust, on behalf of the Franklin Real Estate Securities Fund (the “Fund”), has called a Special Meeting of Shareholders (the “Meeting”) of the Fund, which will be held over the Internet in a virtual meeting format, on November 12, 2020, at 11:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund will be asked to vote on the following Proposals:

1.         To approve a new investment management agreement with Franklin Advisers, Inc.

2.         To approve a change in the Fund’s classification from a diversified to a non-diversified fund.

3.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.

4.         To approve an amended fundamental investment restriction regarding investments in commodities.

By Order of the Board of Trustees,

Lori A. Weber

Co-Secretary and Vice President

September 22, 2020

Please sign and promptly return all of the proxy card(s) or voting instruction form(s) in the enclosed self-addressed envelope, or vote your shares by telephone or through the Internet, regardless of the number of shares you own, prior to the Meeting on November 12, 2020, so that your vote will be counted.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON NOVEMBER 12, 2020

The Notice of Special Meeting of Shareholders, proxy statement and form of proxy card are available on the Internet at https://vote.proxyonline.com/Franklin/docs/RealEstateSecurities.pdf. The form of proxy card on the Internet site cannot be used to cast your vote.

If you have any questions, would like to vote your shares, or wish to obtain directions to be able to attend the virtual Meeting and vote in person, please call AST Fund Solutions, LLC, our proxy solicitor, toll free at (800) 628-8538.

Franklin real estate securities fund

(a series of Franklin Real Estate Securities Trust)

A Special Meeting of Shareholders of the Franklin Real Estate Securities Fund (the “Fund”), a series of Franklin Real Estate Securities Trust (the “Trust”), will be held on November 12, 2020, to vote on several important proposals that affect the Fund. Please read the enclosed materials and cast your vote on the proxy cards(s) or voting instruction form(s).

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

The proposals for the Fund have been carefully reviewed by the Trust’s Board of Trustees (the “Board”). The Trustees of the Trust, most of whom are not affiliated with Franklin Templeton (“FT”), are responsible for looking after your interests as a shareholder of the Fund. The Board believes these proposals are in the best interests of shareholders. The Board unanimously recommends that you vote FOR each proposal.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) or voting instruction form(s) enclosed in this package. Be sure to complete, sign and return the card/form before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s) or voting instruction form(s), and follow the instructions.

We welcome your comments. If you have any questions or would like to quickly vote your shares, please call AST Fund Solutions, LLC, our proxy solicitor, toll-free at (800) 628-8538. Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday. Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals. The proposals are described in greater detail in the proxy statement. We appreciate your trust in Franklin Templeton and look forward to continuing to help you achieve your financial goals.

Important information to help you understand and vote on the proposals

Below is a brief overview of the proposals to be voted upon. Your vote is important, no matter how large or small your holdings may be.

What proposals am I being asked to vote on?

Shareholders are being asked to vote on the following proposals:

1.       To approve a new investment management agreement with Franklin Advisers, Inc. (“FAV”).

2.       To approve a change in the Fund’s classification from a diversified to a non-diversified fund.

3.       To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.

4.       To approve an amended fundamental investment restriction regarding investments in commodities.

Has the Board approved the proposals?

The Board has unanimously approved each proposal and recommends that you vote to approve each proposal.

1.         To approve a new investment management agreement with FAV.

Why is a new investment management agreement with FAV being recommended?

Franklin Templeton Institutional, LLC (“FT Institutional”), a wholly owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), has served as the Fund’s investment manager since 2008. In September 2019, FAV’s Franklin Equity Group (the “Franklin Equity Group”), which manages various Franklin sector funds, began managing the Fund in order for the Fund to benefit from information and research sharing among the Franklin Equity Group’s sector teams. In connection with this change, two former portfolio managers were replaced by Blair Schmicker, who was already a member of the Franklin Equity Group. At that same time, Daniel Scher, who has been a portfolio manager of the Fund since 2014, transferred to the Franklin Equity Group as a part of this organizational change. In order to simplify and streamline internal operations, Management is recommending the replacement of FT Institutional with FAV, so that the Fund’s management aligns with other funds managed by the Franklin Equity Group.

What effect, if any, will the approval of the proposed new investment management agreement with FAV have on the Fund’s management fees?

The approval of the proposed new investment management agreement with FAV for the Fund will have no impact on the amount of management fees paid by the Fund or Fund shareholders. The proposed investment management agreement with FAV will have the same fee schedule as the Fund’s current investment management agreement with FT Institutional.

2.         To approve a change in the Fund’s classification from a diversified to a non-diversified fund.

Why is the Board proposing to change the Fund’s diversification status?

The Fund is classified as a diversified fund. A diversified fund must limit all investments greater than 5% of its assets in any one issuer to no more than, in the aggregate, 25% of the fund’s assets. Since 2017, the Fund’s asset class has become increasingly dominated by large issuers. As a result, over the past several years, the Fund has had a high allocation in issuers that are greater than 5% of its assets, and, as noted above, all investments greater than 5% in any one issuer may not exceed, in the aggregate, 25% of the Fund’s assets. Management believes that the Fund’s asset class will continue to remain dominated by large issuers for the foreseeable future.

As a non-diversified fund, the Fund could invest a greater portion of its assets in any one issuer and could invest overall in a smaller number of issuers than a diversified fund. The Fund’s portfolio manager believes that the additional flexibility will be important for the Fund, particularly in the asset class in which the Fund invests.

What effect will changing the Fund’s status from “diversified” to “non-diversified” have on the Fund?

As a non-diversified fund, the Fund would be able to increase its investments in single issuers above the limits discussed above.  Non-diversified funds are more sensitive to economic, business, political or other changes affecting such or similar issuers or securities, which may result in greater fluctuation in the value of the Fund’s shares.

3.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace both affiliated and unaffiliated subadvisers without shareholder approval.

What is the purpose of the Manager of Managers Structure?

Shareholders of the Fund are being asked to approve the use of a “manager of managers” structure that would permit the Fund’s investment manager, subject to Board approval, to appoint and replace subadvisers that are wholly-owned (affiliated) with FT, and subadvisers that are not affiliated with FT, without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated and unaffiliated subadvisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.

How will the Manager of Managers Structure affect the Fund?

The use of the Manager of Managers Structure will not change the fees paid to the investment manager by the Fund or fees paid by the Fund’s shareholders. In order for the Fund to rely on an exemptive order received by FT from the U.S. Securities and Exchange Commission (the “SEC”) permitting the use of the Manager of Managers Structure, the Fund’s use of the Manager of Managers Structure must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in and required by the Investment Company Act of 1940, as amended (“1940 Act”).

The Fund’s investment manager currently does not intend to use the Manager of Managers Structure for the Fund because near-term changes to the portfolio management structure for the Fund are not anticipated, other than as described in Proposal 1 above. However, if the Manager of Managers Structure is approved by shareholders, the Board would be able to approve a subadviser for the Fund. The Board determined to seek shareholder approval of the Manager of Managers Structure for the Fund in connection with this special shareholder meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

4.         To approve an amended fundamental investment restriction regarding investments in commodities.

What is the fundamental investment restriction regarding investments in commodities?

The 1940 Act requires every investment company to disclose a fundamental investment policy governing purchases and sales in commodities. A “fundamental” investment policy may be modified only by a vote of a majority of the investment company’s outstanding voting securities (as defined in the 1940 Act).

The Fund’s current fundamental investment restriction regarding commodities states that the Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, provided however, that the restriction does not prevent the Fund from engaging in certain derivatives and investing in securities or other instruments that are secured by physical commodities.

What will be the effect of the amended fundamental investment restriction regarding investments in commodities?

Since the initial adoption of this restriction for the Fund, the financial markets and regulatory requirements regarding commodities and commodity interests have evolved. New types of financial instruments have become available as potential investment opportunities, including commodity-linked instruments. The Fund’s investment manager believes that it is in the Fund’s best interests to amend the current fundamental investment restriction in order to provide the Fund with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Fund’s investment goal and subject to oversight by the Fund’s Board. Under the proposed restriction, if current applicable law were to change, the Fund would be able to conform to any such new law without shareholders taking further action.

The Board and the Fund’s investment manager do not anticipate that the proposed amended fundamental investment restriction regarding investments in commodities would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated. The Board determined to seek shareholder approval of the amended fundamental restriction regarding investments in commodities for the Fund in connection with this special shareholder meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

Who is AST Fund Solutions, LLC?

AST Fund Solutions, LLC (the “Solicitor”) is a company that has been engaged by the Trust, on behalf of the Fund, to assist in the solicitation of proxies. The Solicitor is not affiliated with the Fund or with FT. In order to hold a shareholder meeting, a certain percentage of the Fund’s shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The Fund may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their votes. As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the meeting does not have to be adjourned or postponed.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share (and a proportionate fractional vote for each fractional share) you own of the Fund on the record date. The record date is August 21, 2020.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) or voting instruction form(s) and mailing it (them) in the enclosed postage-paid envelope. You may also vote using a touch-tone telephone by calling the toll-free number printed on your proxy card(s) or voting instruction form(s) and following the recorded instructions, or through the Internet by visiting the web site printed on your proxy card(s) or voting instruction form(s) and following the on-line instructions. You can also vote your shares in person at the special meeting of shareholders, which is being conducted exclusively online via live webcast. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Solicitor toll-free at (800) 628-8538.

May I attend the Meeting?

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of the Fund’s shareholders, employees and community, the Meeting will be conducted exclusively online via live webcast. Shareholders may request the Meeting credentials by emailing attendameeting@astfinancial.com. Please include your full name, address and the control number found on your enclosed proxy form. To participate in the Meeting, shareholders will need to follow the instructions included herein. The Meeting will begin promptly at 11:00 a.m. Pacific time. The Fund encourages you to access the Meeting a few minutes prior to the start time leaving ample time for the check in.  Only shareholders of the Fund will be able to participate in the Meeting.

What if my shares are held in a brokerage account?

If you hold your shares through an intermediary, such as a bank, broker or other custodian (i.e., in “street name”), you must register in advance to access your individual control number in order to attend the Meeting virtually online via live webcast. To register and receive your individual control number to attend the Meeting online, you must email proof of your proxy power (“Legal Proxy”) from your broker, bank or other nominee indicating that you are the beneficial owner of the shares in the Fund(s), on the Record Date, and authorizing you to vote along with your name and email address to attendameeting@astfinancial.com (forward the email from your broker, bank or other nominee or attach an image of your Legal Proxy). The email must also state whether before the meeting you authorized a proxy to vote for you, and if so, how you instructed such proxy to vote. Requests for registration must be labeled as “Legal Proxy” and be received no later than November 11, 2020 at 3:00 p.m. Eastern time. You will receive a confirmation of your registration and your individual control number by email after the Solicitor receives your registration information.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card(s) or voting instruction form(s).

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name appearing on the account registration as shown on the proxy card(s) or voting instruction form(s).

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

PROXY STATEMENT

TABLE OF CONTENTS

Page

¿                               INFORMATION ABOUT VOTING

Who is asking for my vote?

Who is eligible to vote?

On what issues am I being asked to vote?

How does the Board of Trustees of the Trust recommend that I vote?

How do I ensure that my vote is accurately recorded?

May I revoke my proxy?

May I attend the Meeting?

What if my shares are held in a brokerage account?

Who will pay proxy solicitation costs?

¿                               THE PROPOSALS

PROPOSAL 1:   To approve a new investment management agreement with FAV

Why is FAV recommended to serve as the Fund’s Investment Manager?

Additional Information about FT Institutional

Additional information about FAV

Are there any material differences between the New IM Agreement and the Fund’s Current IM Agreement?

What are the material terms of the New IM Agreement?

What fees were paid by the Fund to affiliates of FAV during the most recent fiscal year?

What did the Board consider when it approved the New IM Agreement?

What is the required vote on Proposal 1?

PROPOSAL 2:   TO approve a change in the fund’s classification from a diversified to non-diversified fund

Background

What effect will changing the Fund’s status from “diversified” to “non-diversified” have on the Fund?

What is the required vote on Proposal 2?

PROPOSAL 3:   TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY the FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE AFFILIATED AND UNAFFILIATED SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Background

Why am I being asked to vote on this Proposal?

How will the Manager of Managers Structure operate?

How does this Proposal affect my fees as a shareholder of the Fund?

How does this Proposal affect my right to vote on subadvisory agreements?

Why did the Board approve the Manager of Managers Structure?

What is the required vote on Proposal 3?

PROPOSAL 4:   TO APPROVE AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES

Background

What effect will amending the current commodities restriction have on the Fund?

What is the required vote on Proposal 4?

¿                               ADDITIONAL INFORMATION ABOUT THE FUND

¿                               FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Exhibit A   Investment Management Agreement.............................................................................. A-1

Exhibit B    Principal Holders of Fund Shares as of August 21, 2020................................................. B-1

Franklin REAL ESTATE SECURITIES FUND

(a series of Franklin Real Estate Securities Trust)

PROXY STATEMENT

¿         INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees of Franklin Real Estate Securities Trust (the “Trust”), on behalf of the Franklin Real Estate Securities Fund (the “Fund”), in connection with a Special Meeting of Shareholders of the Fund to be held on November 12, 2020 (the “Meeting”) over the Internet in a virtual meeting format, has requested your vote on several matters (the “Proposals” or each a “Proposal”).

Who is eligible to vote?

Shareholders of record at the close of business on August 21, 2020 (the “Record Date”) are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Special Meeting of Shareholders, the proxy card(s), the voting instruction form(s) and the proxy statement were first mailed to shareholders of record on or about September 22, 2020.

On what issues am I being asked to vote?

Shareholders are being asked to vote on the following Proposals:

1.         To approve a new investment management agreement with Franklin Advisers, Inc. (“FAV”).

2.         To approve a change in the Fund’s classification from a diversified to a non-diversified fund.

3.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.

4.         To approve an amended fundamental investment restriction regarding investments in commodities.

How does the Board of Trustees of the Trust recommend that I vote?

The Board of Trustees of the Trust (the “Board”) unanimously recommend that you vote:

1.                   FOR the approval of a new investment management agreement with FAV.

2.                   FOR the approval to change the Fund’s classification from a diversified to a non-diversified fund.

3.         FOR the approval of the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace both affiliated and unaffiliated subadvisers without shareholder approval.

4.         FOR the approval of an amended fundamental investment restriction regarding investments in commodities.

How do I ensure that my vote is accurately recorded?

You may submit your proxy card(s) or voting instruction form(s) in one of four ways.

  By Internet. The web address and instructions for voting can be found on the enclosed proxy card(s) or voting instruction form(s). You will be required to provide your control number located on the proxy card(s) or voting instruction form(s).
  By Telephone. The toll-free number for telephone voting can be found on the enclosed proxy card(s) or voting instruction form(s). You will be required to provide your control number located on the proxy card(s) or voting instruction form(s).
  By Mail. Mark the enclosed proxy card(s) or voting instruction form(s), sign and date it (them) and return it (them) in the postage-paid envelope we provided. A proxy card with respect to shares held by joint owners may be signed by just one of them, unless at or prior to exercise of such proxy the Fund receives a specific written notice to the contrary from any one of the joint owners.
  In Person at the Meeting. You can vote your shares in person at the virtual Meeting.

If you require additional information regarding the Meeting you may contact AST Fund Solutions, LLC (the “Solicitor”), the proxy solicitor, toll-free at (800) 628-8538. Please see the section entitled “FURTHER INFORMATION ABOUT VOTING AND THE MEETING” for more information on the Solicitor.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on all Proposals, your proxy will be voted as you indicate. If you specify a vote on one or more Proposals, but not all Proposals, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR such Proposal(s) in accordance in accordance with the Trustees’ recommendations beginning on page 1 of this proxy statement. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals on which you are entitled to vote, your proxy will be voted FOR the Proposals in accordance in accordance with the Trustees’ recommendations beginning on page 1 of this proxy statement.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy card to the Fund that is received by the Fund at or prior to the Meeting, or by attending the virtual Meeting and voting in person.

May I attend the Meeting?

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of the Fund’s shareholders, employees and community, the Meeting will be conducted exclusively online via live webcast. Shareholders may request the Meeting credentials by emailing attendameeting@astfinancial.com. Please include your full name, address and the control number found on your enclosed proxy form. To participate in the Meeting, shareholders will need to follow the instructions included herein. The Meeting will begin promptly at 11:00 a.m. Pacific time. The Fund encourages you to access the Meeting a few minutes prior to the start time leaving ample time for the check in.  Only shareholders of the Fund will be able to participate in the Meeting.

What if my shares are held in a brokerage account?

If you hold your shares through an intermediary, such as a bank, broker or other custodian (i.e., in “street name”), you must register in advance to access your individual control number in order to attend the Meeting virtually online via live webcast. To register and receive your individual control number to attend the Meeting online, you must email proof of your proxy power (“Legal Proxy”) from your broker, bank or other nominee indicating that you are the beneficial owner of the shares in the Fund(s), on the Record Date, and authorizing you to vote along with your name and email address to attendameeting@astfinancial.com (forward the email from your broker, bank or other nominee or attach an image of your Legal Proxy). The email must also state whether before the meeting you authorized a proxy to vote for you, and if so, how you instructed such proxy to vote. Requests for registration must be labeled as “Legal Proxy” and be received no later than November 11, 2020 at 3:00 p.m. Eastern time. You will receive a confirmation of your registration and your individual control number by email after the Solicitor receives your registration information.

Who will pay proxy solicitation costs?

            The costs of soliciting proxies, including the fees of a proxy soliciting agent, will be borne approximately 75% by the Fund and 25% by FAV, regardless of whether shareholders approve the Proposals. For more information, please see “FURTHER INFORMATION ABOUT VOTING AND THE MEETING – Solicitation of Proxies.”

¿         THE PROPOSALS

PROPOSAL 1:            To approve a new investment management agreement with FAV

The Board, on behalf of the Fund, unanimously recommends that shareholders of the Fund vote to approve a new investment management agreement with FAV (the “New IM Agreement”).

Why is FAV recommended to serve as the Fund’s Investment Manager?

Currently, FT Institutional, a wholly owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), which is a publicly held company, is the Fund’s investment manager. FT Institutional has served as the Investment Manager for the Fund since 2008. Prior to that, FAV served as the Fund’s investment manager from the Fund’s inception in 1993 until 2008.

In September 2019, FAV’s Franklin Equity Group (the “Franklin Equity Group”), which manages various Franklin sector funds, began managing the Fund in order for the Fund to benefit from information and research sharing among the Franklin Equity Group’s sector teams. In connection with this change, two former portfolio managers were replaced by Blair Schmicker, who was already a member of the Franklin Equity Group. At that same time, Daniel Scher, who has been a portfolio manager of the Fund since 2014, transferred to the Franklin Equity Group as a part of this organizational change. In order to simplify and streamline internal operations, Management is recommending the replacement of FT Institutional with FAV so that the Fund’s management aligns with other funds managed by the Franklin Equity Group. Therefore, shareholders of the Fund are being asked to approve the New IM Agreement given the completion of the transition in internal operations. The form of New IM Agreement is included as Exhibit A to this proxy statement.

There is no proposed change in the level of investment management fees to be paid by the Fund or Fund shareholders, and the approval of the New IM Agreement will not affect how the Fund is managed or the Fund’s investment goal, principal investment strategies or the principal risks associated with an investment in the Fund. No additional portfolio manager changes are contemplated at this time.

If the New IM Agreement is approved by shareholders of the Fund, FT Institutional will no longer serve as the Fund’s investment manager.

Additional Information about FT Institutional

FT Institutional, 280 Park Avenue, New York, New York 10017, is the current investment manager for the Fund. FT Institutional serves as the Fund’s investment manager pursuant to an investment management agreement dated May 15, 2008 (the “Current IM Agreement”). The Board most recently voted to renew the Current IM Agreement on April 7, 2020.  The Current IM Agreement was last submitted to the Fund’s shareholders for approval on May 15, 2008 in connection with approving FT Institutional as the investment manager of the Fund.

For the fiscal year ended April 30, 2020, the amount of investment management fees paid to FT Institutional by the Fund was $2,317,627.

FT Institutional is a wholly-owned subsidiary of Franklin Resources. The following table sets forth the name and principal occupation of the principal executive officers of FT Institutional. Unless otherwise noted, the business address of the principal executive officers and in the table below is 280 Park Avenue, New York, New York 10017.

Name	Position	Principal Occupation
William Y. Yun	Executive Vice President	Executive Vice President, FT Institutional; and officer of some of the other subsidiaries of Franklin Resources.
Breda M. Beckerle	Chief Compliance Officer	Chief Financial Officer, FT Institutional; and officer of some of the other subsidiaries of Franklin Resources and of investment companies in Franklin Templeton.
Craig S. Tyle	Chief Legal Officer	General Counsel and Executive Vice President, Franklin Resources; and officer of some of the other subsidiaries of Franklin Resources and of investment companies in Franklin Templeton.
Madison S. Gulley	Executive Vice President	Executive Vice President, FT Institutional; and officer of some of the other subsidiaries of Franklin Resources and of investment companies in Franklin Templeton.
Mark L. Constant	Treasurer	Treasurer, FT Institutional; and officer of some of the other subsidiaries of Franklin Resources.
Jed A. Plafker	Executive Vice President	Executive Vice President, FT Institutional; and officer of some of the other subsidiaries of Franklin Resources.
Thomas J. Fisher, Jr.	President	President, FT Institutional; and officer of some of the other subsidiaries of Franklin Resources.
Sonal Desai	Executive Vice President	Executive Vice President, FT Institutional; and officer of some of the other subsidiaries of Franklin Resources and of investment companies in Franklin Templeton.
Michael P. McCarthy	Executive Vice President	Executive Vice President, FT Institutional; and officer of some of the other subsidiaries of Franklin Resources and of investment companies in Franklin Templeton.

Additional information about FAV

FAV, located at One Franklin Parkway, San Mateo, California 94403-1906, is organized as a California corporation and is registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”). As of June 30, 2020, FAV managed approximately $345 billion in assets. FAV is wholly-owned by Franklin Resources. The following table sets forth the name and principal occupation of the principal executive officers and each director of FAV. Unless otherwise noted, the business address of the principal executive officers and each director in the table below is One Franklin Parkway San Mateo, CA 94403-1906.  In addition, Gregory E. Johnson, who is a Trustee of the Fund, is an officer and director of and holds an ownership interest in Franklin Resources, which is the parent company of FAV.

Name	Position	Principal Occupation
Rupert H. Johnson, Jr.	Director

Director of FAV; Vice Chairman and Director, Franklin Resources; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources and of investment companies in Franklin Templeton.

Edward D. Perks	President and Director	President and Director, FAV; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources and of investment companies in Franklin Templeton.
Stephen H. Dover	Director and Executive Vice President	Director and Executive Vice President, FAV; and officer of some of the other subsidiaries of Franklin Resources.
Lindsey H. Oshita	Chief Financial Officer	Chief Financial Officer, FAV; and officer of some of the other subsidiaries of Franklin Resources.

Are there any material differences between the New IM Agreement and the Fund’s Current IM Agreement?

The terms of the New IM Agreement and the terms of the Current IM Agreement are substantially the same, except:  (i) the investment manager is FAV, rather than FT Institutional; (ii) certain changes have been made to accommodate the Manager of Managers Structure, as defined and discussed in Proposal 3 below, assuming requisite shareholder approval; (iii) certain changes have been made to reflect the latest forms of investment management agreements used across the FT complex, including: (a) updating the indemnification provision to reflect FAV’s obligation to indemnify the Trust, the Fund and their officers and Trustees for losses or expenses resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard by FAV of its obligations or duties under the New IM Agreement; (b) expanded terms regarding FAV’s obligation to provide or procure certain administrative services at its own expense; (c) replacing the provision setting forth the requirements to renew the New IM Agreement at an in-person meeting with the requirement that such renewal be approved in accordance with the Investment Company Act of 1940 (“1940 Act”); (d) removing the Fund’s obligation to pay any applicable fees associated with an action should FAV undertake litigation against an issuer; and (e) removing certain provisions because they were outdated or determined to be no longer necessary due to, among other things, changes in regulations or practices. There is no proposed change in the level of investment management fees to be paid by the Fund, nor any change in the nature, extent or quality of services to be provided to the Fund.

What are the material terms of the New IM Agreement?

Below is a summary of the material terms of the New IM Agreement. The following discussion is qualified in its entirety by reference to the New IM Agreement attached as Exhibit A to this proxy statement.

Services. FAV will manage the Fund’s assets subject to and in accordance with the Fund’s investment goals and policies, the terms of the applicable New IM Agreement, and any directions which the Board may issue from time to time. FAV will make all determinations with respect to the investment of the Fund’s assets and the purchase and sale of the Fund’s investment securities, and will take such steps as may be necessary to implement the same.

FAV also will be responsible for providing or procuring, at its own expense (unless otherwise agreed to by the parties), the following services to the Fund to the extent that any such services are not otherwise provided by any other service provider to the Fund:  (a) providing office space, equipment and supplies appropriate for the effective administration of the Fund as contemplated in the New IM Agreement; (b) providing trading desk facilities; (c) authorizing expenditures on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of distributions and attending to routine shareholder communications; (e) coordinating and supervising the daily pricing and valuation of the Fund’s investment portfolio; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations and other financial data; (g) monitoring and coordinating relationships with unaffiliated service providers; (h) supervising the Fund’s compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund’s compliance with all applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund’s compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund’s investment goals, policies and restrictions; and the Code of Ethics and other policies applicable to the Fund; (k) preparing regulatory reports; (l) preparing and arranging for the filing of registration statements and other documents with the SEC and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002 as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities. As FT Institutional does under the Current IM Agreement, FAV will engage Franklin Templeton Services, LLC (“FT Services”) to provide the foregoing services to the Fund.

Management Fees. Pursuant to the New IM Agreement, the annual rate of the fee payable to FAV by the Fund is identical to the annual rate of the fee paid by the Fund under the Current IM Agreement to FT Institutional, and shall be based upon the following annual rates:

•   0.625% of the value of net assets up to and including $100 million;

•   0.500% of the value of net assets over $100 million and not over $250 million;

•   0.450% of the value of net assets over $250 million and not over $7.5 billion;

•   0.440% of the value of net assets over $7.5 billion and not over $10 billion;

•   0.430% of the value of net assets over $10 billion and not over $12.5 billion;

•   0.420% of the value of net assets over $12.5 billion and not over $15 billion; and

•   0.400% of the value of net assets in excess of $15 billion.

Fund Expenses. The New IM Agreement includes a general list of expenses that are payable by the Fund and this list remains unchanged from the Current IM Agreement. As such, the obligations of the Fund and FAV with respect to Fund expenses would remain unchanged.

Brokerage. Under the New IM Agreement, as under the Current IM Agreement, FAV will seek to obtain the most favorable price and execution available when placing trades for the Fund’s portfolio transactions. The New IM Agreement recognizes that FAV may place orders on behalf of the Fund with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of “brokerage and research services” provided by that broker, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended.

Proxy Voting. The New IM Agreement provides that all decisions on proxy voting with respect to the Fund’s portfolio securities will be made by the investment manager, and by a subadviser as may be requested from time to time, unless the Board of the Trust determines otherwise. However, the role and obligations of the investment manager with respect to proxy voting would remain unchanged. Both FT Institutional and FAV have adopted the same proxy voting guidelines, which have been approved by the Board of the Trust.

Delegation. The New IM Agreement includes a new provision that reflects the ability of the Fund to operate in a “Manager of Managers Structure,” including an obligation to supervise any subadviser, as discussed and defined in Proposal 3 of this proxy statement, if approved by shareholders.

Limitation of Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the New IM Agreement on the part of FAV, FAV shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Continuance. If shareholders of the Fund approve the New IM Agreement, such agreement shall become effective on the date written and shall continue in effect for two (2) years thereafter, unless sooner terminated as provided under the New IM Agreement and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually (a) by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of:  (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority Vote”), or (b) by a vote of a majority of the Trustees of the Trust who are not parties to the New IM Agreement (other than as Trustees of the Trust) or “interested persons” of any such party, in accordance with the 1940 Act and any rules, regulations or interpretations thereunder.

Termination. The New IM Agreement may at any time be terminated without the payment of any penalty by the vote of the Board or by a 1940 Act Majority Vote of shareholders on 60 days’ written notice to FAV. The New IM Agreement shall immediately terminate with respect to the Fund in the event of its assignment and may be terminated by FAV on 60 days’ written notice to the Fund.

What fees were paid by the Fund to affiliates of FAV during the most recent fiscal year?

Information regarding the fees paid by the Fund to affiliates of FAV during the Fund’s most recently completed fiscal year is provided below under “ADDITIONAL INFORMATION ABOUT THE FUND.”

What did the Board consider when it approved the New IM Agreement?

At a meeting held on July 15, 2020 (the “July Board Meeting”), the Board of the Trust, including a majority of the trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved the New IM Agreement between FAV and the Trust, on behalf of the Fund for an initial two-year period, subject to prior approval of the shareholders of the Fund. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the New IM Agreement.

The Board reviewed and considered information provided by FAV at the July Board Meeting and throughout the year at meetings of the Board and its committees. The Board also considered a form of the New IM Agreement, which has terms that are substantially the same as the terms of the Current IM Agreement, except: (i) the investment manager is FAV, rather than FT Institutional; (ii) certain changes have been made to accommodate the Manager of Managers Structure, as defined and discussed in Proposal 3 below; and (iii) certain changes have been made to reflect the latest forms of investment management agreements used across the FT complex. The Board further considered the code of ethics applied to the employees of FAV and compliance policies and procedures of FAV, which are identical to those of FT Institutional.  The Board discussed with management the reasons for the request that the Board approve the New IM Agreement, including the improvement in the Fund’s performance since its portfolio managers joined FAV’s Franklin Equity Group.

The Board reviewed and considered all of the factors it deemed relevant in approving the New IM Agreement, including, but not limited to: (i) the nature, extent and quality of the services to be provided by FAV; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided to the Fund; and (iv) the extent to which economies of scale are expected to be realized. The Board noted Management’s proposal to request shareholder approval to allow the Fund to use a manager-of-manager structure as many other funds in the FT fund complex have in place. In determining that the terms of the New IM Agreement are fair and reasonable, the Board noted the level of services to be provided under the New IM Agreement and that there was no proposed change to the level of investment management fees to be paid by the Fund.  While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services, including administrative services, to be provided by FAV and its affiliates to the Fund and its shareholders.  In particular, the Board discussed the fact that the Fund’s current portfolio managers would continue to serve the Fund and that there was no expected change in the nature, extent or quality of the services to be provided to the Fund. The Board noted FAV’s experience as manager of other funds and accounts, including those within the FT organization; the personnel, operations, financial condition and investment management capabilities, methodologies and resources of FAV and FAV’s capabilities, as demonstrated by, among other things, their policies and procedures reasonably designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the FT organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by FAV and its affiliates to the Fund and its shareholders.

Fund Performance

The Board noted its review and consideration of the performance results of the Fund in connection with the April 2020 annual contract renewal process. The Board further noted that since the Fund’s portfolio managers became part of the FAV Franklin Equity Group in September 2019 the Fund’s performance has improved and that the Fund’s current portfolio managers would continue to serve the Fund.  With that, the Board was confident in the abilities of such portfolio managers to continue the investment approach of the Fund and to provide quality services to the Fund and its shareholders.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the investment management fee to be charged by FAV.  The Board noted that the management fee to be paid by the Fund under the New IM Agreement is identical to the management fee the Fund currently pays FT Institutional.  The Board concluded that the proposed investment management fee is reasonable.

Management Profitability and Economies of Scale

The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the renewal in April 2020 of the existing investment management agreement with FT Institutional that would continue in effect until the date the New IM Agreement becomes effective had not changed as a result of the proposed retention of FAV.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the New IM Agreement for an initial two-year period which is expected to become effective in December 2020, subject to prior approval by the shareholders of the Fund.

What is the required vote on Proposal 1?

The New IM Agreement must be approved by the affirmative 1940 Act Majority Vote of the Fund’s shareholders.

If the New IM Agreement is not approved by shareholders of the Fund, it is expected that the Fund will continue to operate under its current management structure and the Board will consider what steps to take with respect to the ongoing management of the Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2:            TO approve a change in the fund’s classification from a diversified to non-diversified fund

Background

            The 1940 Act requires each investment company to classify itself as either a “diversified” or “non-diversified” fund and recite in its registration statement its classification. If a fund is “diversified,” it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund’s total assets may be invested without regard to these limitations. These limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies. A non-diversified fund is any fund that does not meet the diversification requirements of the 1940 Act.

The Fund is currently classified as a “diversified” fund. The Fund’s classification as “diversified” may not be changed or eliminated without shareholder approval. The Fund has been classified as a diversified fund since 2017. Over the past few years, more non-traditional REITs (such as those that focus on storage and self-storage facilities, cell tower owners and data center owners) (“Specialty REITs”) have become available for investment by the Fund and its competitors. As a result, in May 2019, the Board approved changing the Fund’s primary benchmark to the MSCI US IMI Real Estate 25/50 Index (the “MSCI Index”) because the MSCI Index was a more inclusive index with a larger weighting to the Specialty REIT sector than the Fund’s former benchmark. The introduction of Specialty REITs into the REIT market has caused the market to become increasingly dominated by these large issuers. As a result, over the past several years, the Fund has had a high allocation in issuers that are greater than 5% of its assets, and, as noted above, all investments greater than 5% in any one issuer may not exceed, in the aggregate, 25% of the Fund’s assets.

FT believes that allowing the Fund to take larger positions in higher conviction issuers will lead to stronger returns over time. Moreover, the Fund’s investment approach includes overweighting certain index issuers to a level higher than their weight in the benchmark where the portfolio management team has high conviction. The diversified status of the Fund impedes the Fund from maintaining meaningful positions in these large issuers as compared to its benchmark. FT believes that by changing to a non-diversified fund, the Fund will have the necessary flexibility to invest a greater portion of its assets in fewer issuers as desired.

Changing the Fund’s classification to non-diversified would provide the Fund with the flexibility to pursue its investment strategy given that FT believes that the Fund’s asset class will continue to remain dominated by large issuers for the foreseeable future. As a non-diversified fund, the Fund could invest a greater portion of its assets in any one issuer and could invest overall in a smaller number of issuers than a diversified fund.

Therefore, shareholders are being asked to approve the Proposal to change the Fund’s classification from “diversified” to “non-diversified.”

What effect will changing the Fund’s status from “diversified” to “non-diversified” have on the Fund?

If the Proposal is approved by shareholders, the Fund would maintain a portfolio that complies with non-diversification status under the 1940 Act. However, the Fund would limit its investments greater than 5% in any one issuer to no more than 50% of its assets (rather than the 25% limit imposed upon diversified funds) to continue to comply with the tax diversification requirements of Subchapter M of the Internal Revenue Code. The 1940 Act diversification requirements are similar to, but, are separate and apart from the diversification requirements that the Fund complies with to quality for special tax treatment as set forth in Subchapter M of the Internal Revenue Code. The Proposal does not in any way affect the Fund’s ability to comply with Subchapter M.

Because a non-diversified fund generally invests a greater portion of its assets in the securities of one or more issuers and/or invests overall in a smaller number of issuers than a diversified fund, a non-diversified fund may be subject to additional risks.  Specifically, the Fund may be more sensitive to a single economic, business, political, regulatory or other occurrence or to the financial results of a single issuer than a more diversified fund might be, which may result in greater fluctuation in the value of the Fund’s shares.

What is the required vote on Proposal 2?

Proposal 2 must be approved by the affirmative 1940 Act Majority Vote of the Fund’s shareholders.

If Proposal 2 is not approved by shareholders, the Fund’s classification as a diversified fund will remain in effect.

THE BOARD UNANIMOUSLY RECOMMENDS that
shareholders VOTE “FOR” PROPOSAL 2.

PROPOSAL 3:            TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY the FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE AFFILIATED AND UNAFFILIATED SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Background

Pursuant to the New IM Agreement submitted for shareholder approval in Proposal 1, FAV would be responsible for, among other items, managing the assets of the Fund and making decisions with respect to the investment of the Fund’s assets and purchases and sales of investment securities on behalf of the Fund, subject to the supervision of the Trust’s Board.

FAV is wholly-owned by Franklin Resources. Many of Franklin Resources’ subsidiaries that provide investment management services (together, the “Investment Manager Affiliates,” and each an “Investment Manager Affiliate”) are organized under the laws of different jurisdictions throughout the world for sales, client servicing and tax purposes. Franklin Resources operates the Investment Manager Affiliates on a unified basis. For example, the Investment Manager Affiliates generally share order management systems, investment operations support and many compliance policies and procedures. While each Investment Manager Affiliate has its own personnel and resources, including portfolio managers and analysts, and offers specialized management services to clients, the Investment Manager Affiliates generally share support personnel, such as with respect to tax, legal and accounting matters. Depending on the strategy, the Fund’s investment manager may wish to use the portfolio management and trading expertise of personnel employed by an Investment Manager Affiliate in other global locations, thereby providing to Fund shareholders the full benefit of the global resources of Franklin Resources. Alternatively, the Fund’s investment manager may wish to provide the Fund with the skill and expertise of a subadviser that is not affiliated in any way with Franklin Resources or the Fund’s investment manager.

The provisions of the 1940 Act that apply to the Fund require that investment management agreements between funds and their investment managers (including subadvisers) be approved by shareholders. The SEC, however, has issued an exemptive order (the “Order”) to FT that permits FAV, and any Investment Manager Affiliates and any existing or future registered open-end investment company or series advised by FAV or the Investment Manager Affiliates to hire certain new subadvisers without obtaining shareholder approval, subject to the approval of the investment company’s board of trustees, including a majority of the Independent Trustees, and certain other conditions. The Order would allow the Fund’s investment manager to hire, without shareholder approval, new subadvisers that are affiliated with the investment manager (e.g., the investment manager and the subadviser are both wholly-owned by Franklin Resources), and new subadvisers that are not affiliated with the investment manager in any way (the “Manager of Managers Structure”). Before the Fund may rely on the Order, the Fund’s use of the Manager of Managers Structure must be approved by a 1940 Act Majority Vote.

Why am I being asked to vote on this Proposal?

The Board determined to seek shareholder approval of the Manager of Managers Structure for the Fund in connection with the Meeting, which otherwise was called to vote on the other Proposals, in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Fund’s investment manager, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of the Fund. The process of seeking shareholder approval of the Manager of Managers structure in the future could cause delays in executing changes that the Board and the investment manager have determined are in the best interests of the Fund. Seeking shareholder approval typically involves additional expenses, such as hiring a proxy solicitor.

Any new fund launched by FT typically will allow for the Manager of Managers Structure. However, because the Fund was launched before the Order was received, shareholder approval is now required for the Fund to use the Manager of Managers Structure in reliance on the Order.

The investment manager for the Fund currently does not intend to use the Manager of Managers Structure for the Fund because near-term changes to the portfolio management structure for the Fund are not anticipated, other than as described in Proposal 1 above. However, as noted above, Franklin Resources is a global investment management organization with offices and Investment Manager Affiliates located around the world. From time to time, a portfolio manager may relocate from one Investment Manager Affiliate to another in order to gain further experience, or if the Fund’s investment manager believes it would be beneficial to the Fund to have access to the investment management expertise of another Investment Manager Affiliate. If the Fund were permitted to rely on the Order, such investment management changes could be effected with Board approval, but without the time and expense associated with obtaining shareholder approval.

How will the Manager of Managers Structure operate?

Under the Manager of Managers Structure, the investment manager of the Fund will be permitted to appoint and replace subadvisers for the Fund and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval. However, the Board, including a majority of the Independent Trustees, must approve any new subadviser and any new or amended subadvisory agreement.

Under the Manager of Managers Structure, the Fund’s investment manager would have the overall responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination and replacement. Specifically, the Order requires the Fund’s investment manager, subject to the review and approval of the Board, including a majority of the Independent Trustees, to: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment goals, policies and restrictions. In addition, subject to the review by the Board, the Fund’s investment manager is required to: (a) when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; and (b) monitor and evaluate the performance of the subadvisers. The replacement of the Fund’s investment manager or material changes to the Fund’s investment management agreement would, however, require prior shareholder approval.

If the Fund’s investment manager, with the approval of the Board, including a majority of the Fund’s Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interest of the Fund, the Manager of Managers Structure would without obtaining shareholder approval: (1) enable a new subadviser to commence providing services to the Fund more quickly and with less potential expense to the Fund; (2) permit the Fund’s investment manager to allocate and reallocate the Fund’s assets among itself and one or more subadvisers; and (3) permit the Board to approve material changes to a subadvisory agreement.

How does this Proposal affect my fees as a shareholder of the Fund?

Approval of this Proposal will not affect your fees as a shareholder of the Fund. The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by the Fund. Further, shareholder approval would be necessary to increase the management fees that are payable by the Fund, which is not contemplated.

How does this Proposal affect my right to vote on subadvisory agreements?

If Proposal 3 is approved for the Fund, and the Board and investment manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming that the conditions of the Order are met. Rather, the Fund’s investment manager, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

Why did the Board approve the Manager of Managers Structure?

The Board, including a majority of the Independent Trustees, approved the Manager of Managers Structure and is recommending that shareholders approve the Manager of Managers Structure at the Meeting in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Fund’s investment manager, with the approval of the Board, including a majority of the Independent Trustees, determines that it is in the best interests of the Fund to appoint additional subadvisers.

What is the required vote on Proposal 3?

For Proposal 3, before the Fund may rely on the Order, the operation of the Fund using the Manager of Managers Structure must be approved by the affirmative 1940 Act Majority Vote of the Fund’s shareholders.

If Proposal 3 is not approved by the Fund’s shareholders, then the Fund’s investment manager would only be able to enter into new or amended subadvisory agreements with shareholder approval, potentially causing delay and expense in making a change deemed beneficial to the Fund and its shareholders by the Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” PROPOSAL 3.

PROPOSAL 4:            TO APPROVE AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES

PROPOSAL 3:

Background

The 1940 Act requires every investment company to disclose a fundamental investment policy governing purchases and sales in commodities. The Fund’s current fundamental investment restriction regarding investments in commodities is as follows:

[The Fund may not:] purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

FT and the Board are recommending that the Fund amend its current fundamental investment restriction regarding investments in commodities to provide the Fund with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Fund’s investment goal and subject to oversight by the Board. Since the adoption of the Fund’s current fundamental investment restriction regarding commodities, the financial markets and related regulations by the SEC, the U.S. Commodity Futures Trading Commission (“CFTC”) and other governmental agencies have evolved, and new types of financial instruments have become available as potential investment opportunities, including commodity-linked instruments. Under the proposed restriction, if current applicable law were to change, the Fund would be able to conform to any such new law without shareholders taking further action.

The proposed fundamental investment restriction regarding investments in commodities is as follows:

[The Fund may not:] purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

What effect will amending the current commodities restriction have on the Fund?

The proposed fundamental investment restriction would clarify the ability of the Fund to engage in transactions involving currencies and other derivative transactions, such as futures contracts, forward contracts, commodity options and swaps, subject to oversight by the Board. Notwithstanding the potential flexibility provided by the proposed fundamental investment restriction, the Fund is subject to limitations established from time to time by the Board regarding the use of derivatives. In addition, FT Institutional, with respect to the Fund, currently relies on CFTC Rule 4.5 for an exclusion from commodity pool operator registration. FT Institutional intends to continue to limit the Fund’s use of commodity interests to the trading limitations set forth in such rule, as well as other applicable laws and regulations. It is not anticipated that the adoption of the proposed investment restriction would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated.

What is the required vote on Proposal 4?

To approve Proposal 4, the Proposal must be approved by the affirmative 1940 Act Majority Vote of the Fund’s shareholders. If Proposal 4 is not approved by the Fund’s shareholders, the Fund’s current fundamental investment restriction regarding commodities will remain in effect.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” PROPOSAL 4.

¿         ADDITIONAL INFORMATION ABOUT THE FUND

The Administrator. Pursuant to a subcontract for fund administration services with the Investment Manager, FT Services provides certain administrative functions for the Fund. FT Services, with its principal address at One Franklin Parkway, San Mateo, California 94403-1906, is an indirect, wholly owned subsidiary of Franklin Resources and an affiliate of the Investment Manager and the Fund’s principal underwriter. JPMorgan Chase & Co., 270 Park Avenue, New York, NY 10017, has an agreement with FT Services to provide certain sub-administrative services for the Fund.

For the fiscal year ended April 30, 2020, the FT Institutional paid FT Services administrative fees of $650,350.

FT Services will continue to provide administrative services to the Fund after the Meeting.

The Underwriter. The principal underwriter for the Fund is Franklin Templeton Distributors, Inc. (“FT Distributors”), with its principal address at One Franklin Parkway, San Mateo, California 94403-1906. As principal underwriter, FT Distributors receives (i) underwriting commissions in connection with the sale or redemption of Fund shares and (ii) 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares.

For the fiscal year ended April 30, 2020, the aggregate amount of 12b-1 fees received by FT Distributors from the Class A and Class C shares of the Fund were $1,223,337.

FT Distributors does not receive compensation from the Fund for acting as the principal underwriter with respect to the Fund’s Class R6 and Advisor Class shares.

FT Distributors will continue to act as the principal underwriter for the Fund after the Meeting.

The Transfer Agent. The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, California 95670-7313.

For the fiscal year ended April 30, 2020, the Fund paid transfer agent fees of $808,132, of which $391,166 was retained by FTIS.

FTIS will continue to act as the transfer agent and shareholder servicing agent for the Fund after the Meeting.

The Custodian. The custodian for the Fund is The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286.

Other Matters. The Fund’s audited financial statements and annual report for its fiscal year ended April 30, 2020, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a free copy, please contact your financial advisor, call (800) DIAL BEN® ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Shareholders Sharing the Same Address. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Fund has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Fund will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call (800) DIAL BEN® ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030, if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Outstanding Shares and Principal Shareholders. The outstanding shares and classes of the Fund as of the Record Date were as follows:

Class	Number of Outstanding Shares
Class A Shares	15,946,342.50
Class C Shares	1,546,300.78
Class R6 Shares	672,811.74
Advisor Class Shares	3,036,742.17
Total Shares	21,202,197.20

The names and addresses of shareholders that owned beneficially 5% or more of the outstanding shares of the Fund are set forth in Exhibit B. From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of the Fund. To the knowledge of the Fund’s management, as of the Record Date, there were no other entities, except as set forth in Exhibit B, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

Contacting the Board. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Fund’s offices as follows: Franklin Real Estate Securities Fund — One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

¿         FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Board. AST Fund Solutions, LLC (the “Solicitor”) has been engaged to assist in the solicitation of proxies. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is estimated to be approximately $350,000 and will be borne approximately 75% (approximately $262,500) by the Fund and 25% (approximately $87,500) by FAV.

As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of shares of the Fund and soliciting them to execute voting instructions. The Trust expects that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. Trustees and officers of the Trust, and regular employees and agents of FT or its affiliates, involved in the solicitation of the proxies are not reimbursed.

Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from eligible shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited accords with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this proxy statement. The Solicitor will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

A shareholder may also vote by submitting the proxy card(s) or voting instruction form(s) originally sent with this proxy statement by mail, via telephone, via the Internet or by attending the virtual Meeting.

Voting by Broker-Dealers. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms’ names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms vote shares for which they received instructions.

Quorum. The holders of 40% of the outstanding shares of the Fund entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee does not have discretionary voting power on matters other than election of board members) and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Method of Tabulation. The vote required to approve each Proposal is set forth in the discussion of the Proposals above.

An “abstention” occurs when a shareholder has affirmatively designated to abstain from voting on a Proposal. Generally, abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” the Proposals.

Adjournment. The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairman of the Board or certain officers, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

Shareholder Proposals. The Fund is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the next meeting of shareholders should send his or her written proposal to the Fund’s offices: One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary, so that it is received within a reasonable time before the Fund begins to print and send its proxy materials for such meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law and the Fund’s governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management, to the extent permitted under applicable federal securities laws, state law and the Fund’s governing instruments, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

By Order of the Board of Trustees,

Lori A. Weber
Co-Secretary and Vice President

September 22, 2020

EXHIBIT A

FRANKLIN REAL ESTATE SECURITIES TRUST

on behalf of

Franklin REAL ESTATE SECURITIES Fund

INVESTMENT MANAGEMENT AGREEMENT

THIS INVESTMENT MANAGEMENT AGREEMENT, dated as of [__________], 2020, is made between FRANKLIN REAL ESTATE SECURITIES TRUST, a Delaware statutory trust (the “Trust”), on behalf of Franklin REAL ESTATE SECURITIES FUND (the “Fund”), a series of the Trust, and FRANKLIN ADVISERS, INC., a California corporation (the “Manager”).

WHEREAS, the Trust has been organized and intends to operate as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), for the purpose of investing and reinvesting its assets in securities, as set forth in its Agreement and Declaration of Trust, its By-Laws and its Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, all as heretofore and hereafter amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment manager and to have an investment manager perform various management, statistical, research, investment advisory, administrative and other services for the Fund; and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is engaged in the business of rendering management, investment advisory, counseling and supervisory services to investment companies and other investment counseling clients, and desires to provide these services to the Fund.

NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is mutually agreed as follows:

1.   Employment of the Manager. The Trust hereby employs the Manager to manage the investment and reinvestment of the Fund’s assets, to administer its affairs, and to provide or procure, as applicable, the administrative and other services described in Section 2.C. of this Agreement, as may be supplemented from time to time, subject to the direction of the Board of Trustees and the officers of the Trust, for the period and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed an agent of the Fund or the Trust.

2.   Obligations of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.  Investment Management Services.

(a)  The Manager shall manage the Fund’s assets subject to and in accordance with the investment objectives and policies of the Fund and any directions which the Trust’s Board of Trustees may issue from time to time. In pursuance of the foregoing, the Manager shall make all determinations with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities, and shall take such steps as may be necessary to implement the same. Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s investment securities shall be exercised. The Manager shall render or cause to be rendered regular reports to the Trust, at regular meetings of its Board of Trustees and at such other times as may be reasonably requested by the Trust’s Board of Trustees, of (i) the decisions made with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities, (ii) the reasons for such decisions and (iii) the extent to which those decisions have been implemented.

(b)  The Manager, subject to and in accordance with any directions which the Trust’s Board of Trustees may issue from time to time, shall place, in the name of the Fund, orders for the execution of the Fund’s securities transactions. When placing such orders, the Manager shall seek to obtain the best net price and execution for the Fund, but this requirement shall not be deemed to obligate the Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The parties recognize that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish research, statistical, quotations and other information to the Fund and the Manager in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so, the Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of “brokerage and research services” (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by that broker.

Accordingly, the Trust and the Manager agree that the Manager shall select brokers for the execution of the Fund’s transactions from among:

(i)   Those brokers and dealers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the Fund’s net assets, in such amount of total brokerage as may reasonably be required in light of such services; and

(ii)  Those brokers and dealers who supply research, statistical and other data to the Manager which the Manager may lawfully and appropriately use in its investment management capacity, which relate directly to securities, actual or potential, of the Fund, or which place the Manager in a better position to make decisions in connection with the management of the Fund’s assets and securities, whether or not such data may also be useful to the Manager in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

(c)  When the Manager has determined that the Fund should tender securities pursuant to a “tender offer solicitation,” Franklin/Templeton Distributors, Inc. (“Distributors”) shall be designated as the “tendering dealer” so long as it is legally permitted to act in such capacity under the federal securities laws and rules thereunder and the rules of any securities exchange or association of which Distributors may be a member. Neither the Manager nor Distributors shall be obligated to make any additional commitments of capital, expense or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the Financial Industry Regulatory Authority) as of the date of this Agreement. This Agreement shall not obligate the Manager or Distributors (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Trust on behalf of the Fund shall enter into an agreement with the Manager and/or Distributors to reimburse them for all such expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

(d) The Manager shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed by the Manager, on behalf of the Fund, with brokers falling into each of the categories referred to above and the manner in which the allocation has been accomplished.

(e)  The Manager agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Manager’s paramount duty to obtain the best net price and execution for the Fund.

(f)  Decisions on proxy voting shall be made by the Manager unless the Board of Trustees determines otherwise. Pursuant to its authority, the Manager shall have the power to vote, either in person or by proxy, all securities in which the Fund may be invested from time to time, and shall not be required to seek or take instructions from the Fund with respect thereto. The Manager shall not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy. In the case of class action suits involving issuers held in the Fund, the Manager may include information about the Fund for purposes of participating in any settlements.

B.  Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials. The Manager, its officers and employees will make available and provide accounting and statistical information required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund’s shares.

C.  Administrative Services. The Manager agrees, during the term of this Agreement, to provide or procure, as applicable, at its own expense (unless otherwise agreed to by the parties), the following services to the Fund to the extent that any such services are not otherwise provided by any subadviser or other service provider to the Fund: (a) providing office space, equipment and supplies appropriate for the effective administration of the Fund as contemplated in this Agreement; (b) providing trading desk facilities; (c) authorizing expenditures on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of distributions and attending to routine shareholder communications; (e) coordinating and supervising the daily pricing and valuation of the Fund’s investment portfolio; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations and other financial data; (g) monitoring and coordinating relationships with unaffiliated service providers; (h) supervising the Fund’s compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund’s compliance with all applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund’s compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund’s investment goals, policies and restrictions; and the Code of Ethics and other policies applicable to the Fund; (k) preparing regulatory reports; (l) preparing and arranging for the filing of registration statements and other documents with the U.S. Securities and Exchange Commission and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002 as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities.

Nothing in this Agreement shall obligate the Trust or the Fund to pay any compensation to the officers of the Trust who are officers, directors, stockholders or employees of the Manager or its affiliates. Nothing in this Agreement shall obligate the Manager to pay for the services of third parties, including attorneys, auditors, printers, pricing services or others, engaged directly by the Trust to perform services on behalf of the Fund.

D.  Other Obligations and Services. The Manager shall make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Fund and its investment activities.

E.   Delegation of Services. The Manager may, at its expense, select and contract with one or more investment advisers registered under the Advisers Act (each, a “Sub-Adviser”) to perform, and thereby delegates to any such Sub-Adviser, some of the services for the Fund for which it is responsible under Section 2.A. of this Agreement or as the Manager may otherwise determine to be necessary or appropriate to seek to implement the Fund’s investment goals and strategies, subject to the approval of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, and the approval of the Fund’s shareholders, if required. The Manager will compensate any Sub-Adviser for its services to the Fund. The Manager will evaluate and select the Sub-Advisers and will make recommendations to the Board of Trustees about the hiring, termination and replacement of a Sub-Adviser and will oversee, monitor and review the Sub-Advisers and their performance and their compliance with the Fund’s investment policies and restrictions. The Manager may also terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders, if any is required, is obtained. Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by any Sub-Adviser and will supervise each Sub-Adviser in its performance of its duties for the Fund. The Manager will also retain sole responsibility for all services described in Section 2.A. of this Agreement and not expressly delegated to one or more Sub-Advisers.

The Manager may, at its expense, also delegate to one or more entities some or all of the services for the Fund for which the Manager is responsible under Section 2.C. of this Agreement. The Manager will be responsible for the compensation, if any, of any such entities for such services to the Fund, unless otherwise agreed to by the parties. Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have overall responsibility and liability for all such services provided to the Fund under this Agreement and will supervise each such entity in its performance of its duties for the Fund. The Manager will also retain sole responsibility for all services described in Section 2.C. of this Agreement and not expressly delegated to one or more such entities.

3.   Expenses of the Fund. It is understood that the Fund will pay all of its own expenses other than those expressly assumed by the Manager herein, which expenses payable by the Fund shall include:

A.  Fees and expenses paid to the Manager as provided herein;

B.  Expenses of all audits by independent public accountants;

C.  Expenses of transfer agent, registrar, custodian, dividend disbursing agent and shareholder record-keeping services, including the expenses of issue, repurchase or redemption of its shares;

D.  Expenses of obtaining quotations for calculating the value of the Fund’s net assets;

E.   Salaries and other compensations of executive officers of the Trust who are not officers, directors, stockholders or employees of the Manager or its affiliates;

F.   Taxes levied against the Fund;

G.  Brokerage fees and commissions in connection with the purchase and sale of securities for the Fund;

H.  Costs, including the interest expense, of borrowing money;

I.    Costs incident to meetings of the Board of Trustees and shareholders of the Fund, reports to the Fund’s shareholders, the filing of reports with regulatory bodies and the maintenance of the Fund’s and the Trust’s legal existence;

J.    Legal fees, including the legal fees related to the registration and continued qualification of the Fund’s shares for sale;

K.  Trustees’ fees and expenses to trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates;

L.   Costs and expense of registering and maintaining the registration of the Fund and its shares under federal and any applicable state laws; including the printing and mailing of prospectuses to its shareholders;

M.  Trade association dues;

N.  The Fund’s pro rata portion of fidelity bond, errors and omissions, and trustees and officer liability insurance premiums; and

O.  The Fund’s portion of the cost of any proxy voting service used on its behalf.

4.   Compensation of the Manager. The Fund shall pay a management fee in cash to the Manager based upon a percentage of the value of the Fund’s average daily net assets, calculated as set forth below, as compensation for the services rendered and obligations assumed by the Manager, during the preceding month, on the first business day of the month in each year.

A.        For purposes of calculating such fee, the value of the net assets of the Fund shall be determined in the same manner that the Fund uses to compute the value of its net assets in connection with the determination of the net asset value of its shares, all as set forth more fully in the Fund’s current prospectus and statement of additional information. The annual rate of the management fee shall be calculated as follows:

•         0.625% of the value of net assets up to and including $100 million;

•         0.500% of the value of net assets over $100 million and not over $250 million;

•         0.450% of the value of net assets over $250 million and not over $7.5 billion;

•         0.440% of the value of net assets over $7.5 billion and not over $10 billion;

•         0.430% of the value of net assets over $10 billion and not over $12.5 billion;

•         0.420% of the value of net assets over $12.5 billion and not over $15 billion; and

•         0.400% of the value of net assets in excess of $15 billion.

B.  The management fee payable by the Fund shall be reduced or eliminated to the extent that Distributors has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith. The Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services.

C.  If this Agreement is terminated prior to the end of any month, the accrued management fee shall be paid to the date of termination.

5.   Activities of the Manager. The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Trust and Section 10(a) of the 1940 Act, it is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders; that directors, officers, agents or stockholders of the Manager or its affiliates are or may be interested in the Trust as trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act.

6.   Performance of Services in Accordance with Regulatory Requirements; Furnishing of Books and Records. In performing the services set forth in this Agreement, the Manager:

A.  shall conform with the 1940 Act and all rules and regulations thereunder, with all other applicable federal, state and foreign laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and with the provisions of the Trust’s Registration Statement filed on Form N-1A, as supplemented or amended from time to time;

B.  will make available to the Trust, promptly upon request, any of the Fund’s books and records as are maintained under this Agreement, and will furnish to regulatory authorities having the requisite authority any such books and records and any information or reports in connection with the Manager’s services under this Agreement that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

7.   Liabilities of the Manager.

A.  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

B.  The Manager shall indemnify and hold harmless the Trust, the Fund and its officers and Trustees against any and all losses, claims, damages and liabilities (including reasonable legal and other expenses and amounts paid in settlement) incurred in any action, suit, proceeding or investigation (whether instituted or threatened) by reason of or arising out of the willful misfeasance, bad faith, gross negligence, or reckless disregard by the Manager of its obligations or duties hereunder.

C.  No provision of this Agreement shall be construed to protect any trustee or officer of the Trust, or director or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

8.   Renewal and Termination.

A.  This Agreement shall become effective on the date written below and shall continue in effect for two (2) years thereafter, unless sooner terminated as hereinafter provided, and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement (other than as Trustees of the Trust) or “interested persons” of any such party, in accordance with the 1940 Act and any rules, regulations or interpretations thereunder.

B.  This Agreement:

(i)   may at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Manager;

(ii)  shall immediately terminate with respect to the Fund in the event of its assignment; and

(iii)             may be terminated by the Manager on 60 days’ written notice to the Fund.

C.  As used in this Paragraph, the terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth for any such terms in the 1940 Act.

D.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at any office of such party.

9.   Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

11. Limitation of Liability. Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the assets of the Fund; that any liability of the Trust under this Agreement with respect to the Trust, or in connection with the matters contemplated herein with respect to the Fund, shall be discharged only out of the assets of the Fund; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the matters contemplated herein; and the Manager shall not seek satisfaction of any such obligation or liability from the shareholders of the Trust, the trustees, officers, employees or agents of the Trust, or from any other series of the Trust.

12. Effect of Revisions to Requirements of 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of the Agreement is revised by rule, interpretation or order of the U.S. Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, interpretation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective on [____________], 2020.

FRANKLIN REAL ESTATE SECURITIES TRUST

on behalf of Franklin REAL ESTATE SECURITIES Fund

By:

Name:

Title:

FRANKLIN ADVISERS, INC.

By:

Name:

Title:

Exhibit B

PRINCIPAL HOLDERS OF FUND SHARES AS OF AUGUST 21, 2020**

As of August 21, 2020, the following shareholders owned beneficially 5% or more of the outstanding shares of the Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of the Fund and has voting and/or investment power, the shareholder may be presumed to control the Fund.

Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Class A Shares	Edward Jones & Co.* 12555 Manchester Road St. Louis, MO 63131-3710	2,407,673.72	15.10
Class A Shares	Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,802,988.20	11.31
Class A Shares	National Financial Services LLC* Attn: Mutual Fund Dept. 4th Fl. 499 Washington Boulevard Jersey City, NJ 07310-1995	1,262,998.41	7.92
Class A Shares	WFCS LLC* 2801 Market Street St. Louis, MO 63103-2523	866,016.73	5.43

Class C Shares	Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	183,519.15	11.87
Class C Shares	WFCS LLC* 2801 Market Street St. Louis, MO 63103-2523	153,259.73	9.91
Class C Shares	LPL Financial* 4707 Executive Drive San Diego, CA 92121-3091	124,240.16	8.03
Class C Shares	National Financial Services LLC* Attn: Mutual Fund Dept. 4th Fl. 499 Washington Boulevard Jersey City, NJ 07310-1995	98,090.86	6.34

Class R6 Shares	Sectrus Co. 37 South River Street Aurora, IL 60506	404,019.14	60.05
Class R6 Shares	Edward Jones & Co.* 12555 Manchester Road St. Louis, MO 63131-3710	79,516.23	11.82
Class R6 Shares	Great-West Trust Company LLC 8515 E Orchard Road 2T2 Greenwood Village, CO 80111	55,426.21	8.24

Advisor Shares	Dengel Co. c/o Fiduciary Trust Company International PO Box 3199 Church Street Station New York, NY 10008	1,183,730.59	38.98
Advisor Shares	Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	559,217.46	18.42
Advisor Shares	Charles Schwab & Co., Inc.* 211 Main Street San Francisco, CA 94105-1905	179,929.06	5.93
Advisor Shares	National Financial Services LLC* Attn: Mutual Fund Dept. , 4th Fl. 499 Washington Boulevard Jersey City, NJ 07310-1995	169,652.17	5.59
Advisor Shares	WFCS LLC* 2801 Market Street St. Louis, MO 63103-2523	160,548.08	5.29

*   For the benefit of its customer(s).

** In addition, to the knowledge of the Fund’s management, as of the Record Date, the Trustees and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund and each class thereof.

FRANKLIN TEMPLETON

PROXY CARD

FRANKLIN REAL ESTATE SECURITIES FUND

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com/franklin/14473** using your proxy *voting number* found below
3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free **(800) 628-8538** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER ⇨ **12345678910**

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 12, 2020

The undersigned hereby revokes all previous proxies for his/her shares of the Franklin Real Estate Securities Fund (the "Fund"), a series of Franklin Real Estate Securities Trust (the "Trust") and appoints Alison Baur, Steven J. Gray and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the

FRANKLIN REAL ESTATE SECURITIES FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE <u>FOR</u> THE FOLLOWING:

A. PROPOSALS

	FOR	AGAINST	ABSTAIN
1. To approve a new investment management agreement with Franklin Advisers, Inc.	O	O	O
2. To approve a change in the Fund's classification from a diversified to a non-diversified fund.	O	O	O
3. To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.	O	O	O